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                                                                    EXHIBIT 10.2



CALYON NEW YORK BRANCH, SUMITOMO MITSUI BANKING CORPORATION, THE ROYAL BANK OF SCOTLAND, WACHOVIA BANK, NATIONAL ASSOCIATION, UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, SOCIETE GENERALE, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, THE NORINCHUKIN BANK, NEW YORK BRANCH, CENTRAL PACIFIC BANK, MIZUHO CORPORATE BANK, LTD. AND ERSTE BANK, NEW YORK BRANCH

                                                                 August 13, 2004

Starwood Hotels & Resorts Worldwide, Inc.
2231 East Camelback Road
Suite 400
Phoenix, Arizona 85016

Attention:

re:   Incremental Term Loan Commitment

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement, dated as of October 9, 2002 (as amended, modified, restated and/or supplemented from time to time, the "Credit Agreement"), among Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation" or "you"), each additional Alternate Currency Revolving Loan Borrower from time to time party thereto, the lenders from time to time party thereto (the "Lenders"), Sumitomo Mitsui Banking Corporation, The Royal Bank of Scotland, Wachovia Bank, National Association, United Overseas Bank Limited, New York Agency, The Bank of New York and Central Pacific Bank (the "New Lenders"), Deutsche Bank AG, New York Branch, as Administrative Agent for such Lenders (in such capacity, the "Administrative Agent"), JPMorgan Chase Bank, as Syndication Agent (in such capacity, the "Syndication Agent"), Bank of America, N.A., Fleet National Bank and Societe Generale, as Co-Documentation Agents in such capacity, collectively, the "Co-Documentation Agents", and Deutsche Bank Securities Inc. and J.P. Morgan Securities, Inc., as Co-Lead Arrangers and Joint Book Running Managers (in such capacity, collectively, the "Managers"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each Lender and New Lender (each, an "Incremental Term Loan Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide the Incremental Term Loan Commitment in the amount set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its "Incremental Term Loan Commitment"). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall (x) be subject to the terms and conditions set forth in the Credit Agreement, including Section 1.19 thereof and
(y) upon the

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effectiveness of this Agreement, increase the Term Loan Commitment of the respective Incremental Term Loan Lender under the Credit Agreement as contemplated by Section 1.19 of the Credit Agreement and the definition of Term Loan Commitment.

Each Incremental Term Loan Lender and the Corporation acknowledge and agree that, with respect to the Incremental Term Loan Commitment provided by such Incremental Term Loan Lender pursuant to this Agreement, such Incremental Term Loan Lender shall receive an upfront fee equal to that amount set forth opposite its name on Annex I attached hereto, which upfront fee shall be due and payable to such Incremental Term Loan Lender on the effective date of this Agreement.

Each Incremental Term Loan Lender, to the extent that it is not already a Lender under the Credit Agreement, (i) confirms that it is (I) a parent company and/or an affiliate of a Lender which is at least 50% owned by such Lender or its parent company, (II) in the event the Incremental Term Loan Lender is a fund that invests in bank loans, a fund that invests in bank loans and is managed by the same investment advisor of a Lender or by an affiliate of such investment advisor or (III) an Eligible Transferee under Section 13.04(b) of the Credit Agreement, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Syndication Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) appoints and authorizes the Administrative Agent and the Syndication Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Syndication Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender, and (vi) to the extent legally entitled to do so, attaches the forms described in Section 13.04(b) of the Credit Agreement.

Each Incremental Term Loan Lender, by its respective signature below, hereby ratifies and consents to the Third Amendment to the Credit Agreement, dated as of July 7, 2004, among the Corporation, each additional Alternate Currency Revolving Loan Borrower from time to time party to the Credit Agreement, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Managers.

Sheraton acknowledges and agrees that all Obligations with respect to Incremental Term Loans shall be fully guaranteed pursuant to the Sheraton Guaranty in accordance with the terms and provisions thereof with the same effect as if the Sheraton Guaranty were executed on the date hereof.

The effective date of this Agreement shall be the date on which (i) the parties hereto have executed a counterpart of this Agreement and delivered same to the Administrative Agent at the Notice Office, (ii) all fees required to be paid in connection herewith have been paid, (iii) the

                                       2
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satisfaction of the conditions in Section 1.19(b) of the Credit Agreement
(including, without limitation, delivery to the Administrative Agent an opinion, in form and substance reasonably satisfactory to the Administrative Agent, from Sidley Austin Brown & Wood LLP and dated the date hereof, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Initial Borrowing Date pursuant to Section 5.02 and such other matters, in each case, as the Administrative Agent may reasonably request) and
(iv) the other conditions precedent set forth in Annex II hereto (which shall be consistent with the requirements of Section 1.19 of the Credit Agreement and the Incremental Loan Commitment Requirements) have been satisfied, which date shall be no later than August 9, 2004.

You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of the same to us before the close of business on August 9, 2004. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed cancelled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by fax) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

                                     * * *

                                       3
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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    CALYON NEW YORK BRANCH
                                       /s/ Jan Hazelton
                                    By__________________________
                                      Name: Jan Hazelton
                                      Title: Director

                                       /s/ Philippe Soustra
                                    By__________________________
                                      Name: Philippe Soustra
                                      Title: Executive Vice President

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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    SUMITOMO MITSUI BANKING CORPORATION

                                       /s/ Edward McColly
                                    By__________________________
                                      Name: Edward McColly
                                      Title: Vice President & Department Head

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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    THE ROYAL BANK OF SCOTLAND

                                    By /s/ Maria Amaral-LeBlanc
                                      ---------------------------
                                      Name: Maria Amaral-LeBlanc
                                      Title: Senior Vice President

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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By /s/ David Hoagland
                                      ---------------------------
                                      Name: David Hoagland
                                      Title: Director

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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                   Very truly yours,

                                   UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

                                   By /s/ Kwong Vew Wong
                                      ---------------------------
                                     Name: Kwong Vew Wong
                                     Title: Agent & General Manager

                                   By /s/ Philip Cheong
                                      ---------------------------
                                     Name: Philip Cheong
                                     Title: VP & Deputy General Manager

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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    SOCIETE GENERALE

                                    By /s/ Thomas K. Day
                                      ---------------------------
                                      Name: Thomas K. Day
                                      Title: Managing Director

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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    THE BANK OF NEW YORK

                                    By /s/ Rick Laudisi
                                      ---------------------------
                                      Name: Rick Laudisi
                                      Title: Vice President

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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    THE BANK OF NOVA SCOTIA, NEW YORK AGENCY

                                    By /s/ Kate Pigott
                                      __________________________
                                      Name: Kate Pigott
                                      Title: Managing Director

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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    THE NORINCHUKIN BANK, NEW YORK BRANCH

                                    By /s/ Toshifumi Tsukitani
                                      __________________________
                                      Name:  Toshifumi Tsukitani
                                      Title: General Manager

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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    CENTRAL PACIFIC BANK

                                    By /s/ Curtis W. Chinn
                                      __________________________
                                      Name:  Curtis W. Chinn
                                      Title: Senior Vice President

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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    MIZUHO CORPORATE BANK, LTD.

                                    By /s/ Raymond Ventura
                                      ---------------------------
                                      Name: Raymond Ventura
                                      Title: Senior Vice President

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      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAW OF THE STATE OF NEW YORK.

                                    Very truly yours,

                                    ERSTE BANK, NEW YORK BRANCH

                                    By /s/ Gregory T. Aptman
                                      __________________________
                                      Name:  Gregory T. Aptman
                                      Title: Vice President


                                    By /s/ John Fay
                                      __________________________
                                      Name:  John Fay
                                      Title: Director

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Agreed and Accepted
this 12th day of August, 2004:

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

By: /s/ Jeff S. Drew
   _____________________________
   Name: Jeff S. Drew
   Title: SVP & Treasurer

SHERATON HOLDING CORPORATION

By: /s/ Jeff S. Drew
   _____________________________
   Name: Jeff S. Drew
   Title:

DEUTSCHE BANK AG, NEW YORK BRANCH,
   as Administrative Agent

By: /s/ Steven P. Lapham
   _____________________________
   Name: Steven P. Lapham
   Title: Managing Director


By: /s/ Brenda Casey
   _____________________________
   Name: Brenda Casey
   Title: Vice President



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                                                                         ANNEX I

          Name of Incremental             Amount of Incremental
           Term Loan Lender                Term Loan Commitment     Upfront Fee
           ----------------                --------------------     -----------
Calyon New York Branch                      $  40,000,000.00        $  80,000.00

Sumitomo Mitsui Banking Corporation         $  40,000,000.00        $  80,000.00

The Royal Bank of Scotland                  $  40,000,000.00        $  80,000.00

Wachovia Bank, National Association         $  40,000,000.00        $  80,000.00

United Overseas Bank Limited, New York
Agency                                      $  30,000,000.00        $  60,000.00

Societe Generale                            $  30,000,000.00        $  60,000.00

The Bank of New York                        $  25,000,000.00        $  50,000.00

The Bank of Nova Scotia, New York
Agency                                      $  20,000,000.00        $  40,000.00

The Norinchukin Bank, New York Branch       $  10,000,000.00        $  20,000.00

Central Pacific Bank                        $  10,000,000.00        $  20,000.00

Mizuho Corporate Bank, Ltd.                 $  10,000,000.00        $  20,000.00

Erste Bank, New York Branch                 $   5,000,000.00        $  10,000.00
                                            ----------------        ------------
Total                                       $ 300,000,000.00        $ 600,000.00

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                                                                        ANNEX II

                         Additional Conditions Precedent

The delivery by the Corporation of an officer's certificate to the Administrative Agent certifying as to compliance with following clauses (i),
(ii), (iii) and (v) and containing the calculations required by following clauses (ii) and (iii).

            (i) no Default or Event of Default then exists or would result from the incurrence of the Incremental Term Loans;

            (ii) calculations are made by the Corporation demonstrating compliance with the covenants contained in Sections 9.05, 9.06 and 9.08 of the Credit Agreement for the Test Period most recently ended prior to the date of the respective request for Incremental Term Loan Commitments or the relevant Incremental Term Loan Borrowing Date, as the case may be, on a Pro Forma Basis, as if the Incremental Term Loans to be made pursuant to such Incremental Term Loan Commitments (assuming the full utilization thereof) had been incurred on the first day of such Test Period;

            (iii) the Corporation shall have certified to the Administrative Agent that the incurrence of Loans in an aggregate principal amount equal to the full amount of the Incremental Loan Commitments then requested or provided is permitted under, and in accordance with, the Senior Note Documents, all other indentures and all other material debt agreements to which a Credit Party is a party;

            (iv) the Administrative Agent shall have consented to the Tranche selected by the Corporation (i.e., whether Incremental Revolving Commitments or Incremental Term Loan Commitments will be made available); and

            (v) all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made as of such date of request or Incremental Loan Commitment Date, as the case may be (after giving effect to the incurrence of the respective Loan), unless stated to relate to a specified date, in which case such representations and warranties shall be true and correct in all material respects as of such specified date.